UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2024

Orchid Island Capital, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-35236	27-3269228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3305 Flamingo Drive, Vero Beach, Florida 32963
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (772) 231-1400

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol:	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	ORC	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders.

At the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Orchid Island Capital, Inc. (the “Company”), the Company’s stockholders voted on the following matters: (i) the election of the six nominated directors to the Company’s board of directors (the “Board”), (ii) the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024 and (iii) the approval, on an advisory basis, of the compensation of the Company’s named executive officers. As of April 11, 2024, the record date for the Annual Meeting, there were 52,973,989 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”) outstanding and entitled to vote.

The full results of the matters voted on at the Annual Meeting are set forth below:

Proposal 1—Election of Directors. The following nominees were elected to our Board to serve until the next annual meeting of the Company’s stockholders or until his or her successor is elected and qualified: Robert E. Cauley, George H. Haas, IV, W Coleman Bitting, Frank P. Filipps, Paula Morabito and Ava L. Parker.

Nominee for Director	For	Against	Abstain	Broker Non-Votes
Robert E. Cauley	13,282,625	1,227,923	230,361	17,288,499
George H. Haas, IV	12,474,864	2,037,350	228,695	17,288,499
W Coleman Bitting	13,219,754	1,279,686	244,969	17,288,499
Frank P. Filipps	13,166,130	1,316,571	258,208	17,288,499
Paula Morabito	13,330,436	1,157,583	252,890	17,288,499
Ava L. Parker	13,163,261	1,351,186	226,462	17,288,499

Proposal 2—Ratification of Appointment of Independent Registered Public Accounting Firm. This proposal was ratified upon the following vote.

For	Against	Abstain	Broker Non-Votes
29,943,005	1,534,504	551,899	N/A

Proposal 3—Advisory Vote on Named Executive Officer Compensation. This advisory vote was approved upon the following vote.

For	Against	Abstain	Broker Non-Votes
11,943,529	2,278,519	518,861	17,288,499

Item 8.01. Other Events.

ATM Program

On June 11, 2024, the Company and Bimini Advisors, LLC (“Bimini”) entered into an equity distribution agreement (the “Equity Distribution Agreement”) with J.P. Morgan Securities LLC, Citizens JMP Securities, LLC and JonesTrading Institutional Services LLC (collectively, the “Sales Agents”), pursuant to which the Company may offer and sell, from time to time, up to an aggregate amount of $250,000,000 of shares of Common Stock (the “Shares”).

Pursuant to the Equity Distribution Agreement, the Shares may be offered and sold through the Sales Agents in transactions that are deemed to be “at the market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange or in negotiated transactions (which may include block trades). Under the Equity Distribution Agreement, the Sales Agents will be entitled to compensation of up to 2.0% of the gross proceeds from the sale of the Shares sold through the Sales Agents. The Company has no obligation to sell any of the Shares under the Equity Distribution Agreement and may at any time suspend solicitations and offers under the Equity Distribution Agreement.

The Shares will be issued pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-269339). The Company has filed a prospectus supplement, dated June 11, 2024, to the prospectus, dated January 27, 2023, with the Securities and Exchange Commission in connection with the offer and sale of the Shares from time to time in the future. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The Sales Agents and their affiliates have provided, and may in the future provide, investment banking, brokerage and other services to the Company in the ordinary course of business, and the Company paid, and expects to pay, customary fees and commissions for their services, respectively.

The foregoing description of the Equity Distribution Agreement is not complete and is qualified in its entirety by reference to the entire Equity Distribution Agreement, a copy of which is attached hereto as Exhibit 1.1, and incorporated herein by reference.

In connection with the filing of the prospectus supplement, dated June 11, 2024, the Company is filing as Exhibit 5.1 hereto the opinion of its counsel, Vinson & Elkins L.L.P., with respect to the legality of the Shares.

June 2024 Dividend

On June 11, 2024, the Company also announced that the Board declared a dividend for the month of June 2024 of $0.12 per share of the Common Stock, to be paid on July 30, 2024 to holders of record on June 28, 2024, with an ex-dividend date of June 28, 2024. In addition, the Company announced certain details of its RMBS portfolio as of  May 31, 2024 as well as certain other information regarding the Company. A copy of the Company’s press release announcing the dividend and the other information regarding the Company is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Caution About Forward-Looking Statements.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws, including, but not limited to, statements about the Company’s distributions, the offer and sale of shares of common stock under the Equity Distribution Agreement or follow-on offerings. These forward-looking statements are based upon the Company’s present expectations, but the Company cannot assure investors that actual results will not vary from the expectations contained in the forward-looking statements. Investors should not place undue reliance upon forward looking statements. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2023. All forward-looking statements speak only as of the date on which they are made. New risks and uncertainties arise over time, and it is not possible to predict those events or how they may affect the Company. Except as required by law, the Company is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Equity Distribution Agreement, dated June 11, 2024, by and among the Company, Bimini Advisors, LLC, J.P. Morgan Securities LLC, Citizens JMP Securities, LLC and JonesTrading Institutional Services LLC
5.1	Opinion of Vinson & Elkins L.L.P., dated June 11, 2024, with respect to the legality of the Shares
23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1)
99.1	Press Release dated June 11, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2024		ORCHID ISLAND CAPITAL, INC.

	By:	/s/ Robert E. Cauley
Robert E. Cauley
Chairman and Chief Executive Officer